UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2016 (September 13, 2016)

  _________________________

VIVEVE MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	1-11388	04-3153858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Commercial Street

Sunnyvale, California 94086

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 530-1900

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 13, 2016, Brigitte Smith notified Viveve Medical, Inc. (the “Company”) and the Company’s Board of Directors (the “Board”) of her resignation as a director on the Board, including from her positions as Chairman of the Board and member of the Board’s compensation committee and the governance and nominating committee and any other positions held with the Company or any of its subsidiaries, effective September 30, 2016. Ms. Smith’s resignation was not due to any disagreement relating to the operations, policies or practices of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVEVE MEDICAL, INC.

Date: September 15, 2016	By:	/s/ Patricia Scheller
Patricia Scheller Chief Executive Officer